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                                                               Exhibit 99.1A(10)


                               ADJUSTABLE PREMIUM
                                 VARIABLE LIFE
                                   APPLICATION





                                    [LOGO]
                                  FARM BUREAU
                                  -----------
                                  INSURANCE(R)



                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY


Form LV400
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INSTRUCTIONS TO THE AGENT
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PLEASE PRINT USING DARK INK. THE APPLICATION IS TO BE PHOTOCOPIED; BLACK INK WORKS BEST FOR THAT PURPOSE.

OWNER
      Complete this section only if the owner is a person other than the proposed insured. To contract for insurance, the proposed insured must be older than the minor age requirements for the application state.

SIGNATURES
      The proposed insured must sign every application unless the proposed insured is not of legal age to contract for insurance.
      Where the proposed insured is not of legal age to contract for insurance, the parent or guardian must sign on the space allowed for that purpose.

PREMIUM
      If the specified amount is over $500,000, submit the application COD.

      Partial Premium Payments are not acceptable and should not be sent in. If proposed insured has significant medical history, consider submitting the application COD. All Premium Checks Must Be Payable To Southern
      Farm Bureau Life Insurance Company; Do Not Make Check Payable To The Agent Or Leave The Payee Blank.


FORMS FOR ALL APPLICATIONS
      Complete the Conditional Receipt and Agent's Certificate on every application. Remember the agent must see all applicants.
      Separate the last page from the booklet and give it to the applicant.

ADDITIONAL INFORMATION NEEDED
      Children's Supplemental Application - must be completed when the specified amount exceeds $100,000.

PREMIUM CLASSIFICATIONS
     Standard Non-Tobacco (no tobacco usage for 1 year)                       Standard Tobacco
     Preferred Non-Tobacco (minimum $100,000 specified amount)                Preferred Tobacco  (minimum $100,000 specified amount)
     Super Preferred Non-Tobacco (minimum $250,000 specified amount)


                                             PREFERRED                                           SUPER PREFERRED

                                  18-40                        41+                   18-40                        41+

TOTAL CHOLESTEROL                  230                         250                    200                         220
HDL RATIO                          5.0                         6.0                    4.5                         5.0
BLOOD PRESSURE                    140/85                     145/90                  135/80                     140/85

TOBACCO USAGE          No cigarette smoking for preferred tobacco class. No     No tobacco usage allowed for 2 years.
                       tobacco usage for 1 year on preferred non-tobacco class.

FAVORABLE FAMILY       No deaths prior to age 60 due to coronary artery         No deaths prior to age 65 due to coronary artery
HISTORY                disease, cerebral vascular disease, diabetes             disease, cerebral vascular disease, diabetes or
                       or cancer among parents or siblings.                     cancer among parents or siblings.

AVIATION EXPOSURE      No aviation exposure is allowed. Commercial pilots       No aviation exposure is allowed.
                       for a major airline may be considered.

GOOD DRIVING                         No more than two moving violations allowed in the last three years.
RECORD Based on                      Any DWI, DUI, or reckless driving violation is unacceptable in the last 10 years.
motor vehicle report

GENERAL MEDICAL REQUIREMENTS
-----------------------------------------------------------------   ----------------------------------------------------------------
  AGE     AMOUNT OF INSURANCE            REQUIREMENTS                AGE     AMOUNT OF INSURANCE              REQUIREMENTS
-----------------------------------------------------------------   ----------------------------------------------------------------
  0-17                         Underwriter's Discretion             51-60   Up to 49,999          No Medical
                                                                            50,000                HOS
                                                                            50,001 to 99,999      Paramed, HOS
                                                                            100,000 to 500,000    Paramed HOS, Blood Profile, EKG
                                                                            Over 500,000          M.D. Exam, HOS, Blood Profile, EKG
-----------------------------------------------------------------   ----------------------------------------------------------------
 18-39   Up to 49,999          No Medical
         50,000 to 99,999      HOS
         100,000 to 1,000,000  Paramed, HOS, Blood Profile
         Over 1,000,000        Consult Home Office
-----------------------------------------------------------------   ----------------------------------------------------------------
 40-50   Up to 49,999          No Medical                           61 -UP  Up to 99,999          Paramed, HOS
         50,000                HOS                                          100,000 to 500,000    Paramed, HOS, Blood Profile, EKG
         50,001 to 99,999      Paramed, HOS                                 Over 500,000          Consult Home Office
         100,000 to 1,000,000  Paramed, HOS, Blood Profile
         Over 1,000,000        M.D. Exam, HOS, Blood Profile, EKG
-----------------------------------------------------------------   ----------------------------------------------------------------

Form LV400


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                            APPLICATION FOR INSURANCE                 NO. 123456

====================================================================================================================================
1 - PROPOSED INSURED
====================================================================================================================================
Name (Last, First Middle)                                   Birthdate       Age       Driver's License No. & State          Sex

                                                                                                                           M   F
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Social Security No./Tax ID             Place of Birth:  State      Height      Weight      Marital Status               U.S.Citizen

                                                                                                                           Y   N
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Home Address:  Number & Street, City, State, and Zip                                                                Yrs. Lived There

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Home Telephone Number                  Work Telephone Number              Convenient Place and Time to Call During the Day

(           )                          (           )
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Employer                                        Employer Address (City, State, Zip)                                   Yrs. Employed

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Occupation & Specific Duties including secondary or part-time

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====================================================================================================================================
2 - OWNER         (Complete only if owner is other than the proposed Insured)
====================================================================================================================================
Name  (Last, First  Middle)                                                                Relationship to Insured  Birthdate   Age

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Home Address:  Number & Street, City, State, and Zip                                                      Social Security No./Tax ID

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CONTINGENT OWNER Name:  Last, First  Middle                                                Relationship to Insured  Birthdate   Age

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CONTINGENT OWNER Home Address:  Number & Street, City, State, and Zip                                     Social Security No./Tax ID

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====================================================================================================================================
3 - PREMIUM PAYOR       (Complete only if premium payor is other than owner.)
====================================================================================================================================
Name (Last, First  Middle)                                                                 Relationship to Insured  Birthdate   Age

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Home Address:  Number & Street, City, State, and Zip                                                      Social Security No./Tax ID
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====================================================================================================================================
4 - BENEFICIARY (Beneficiaries will share and share alike or survivors unless otherwise designated.)
====================================================================================================================================
Right to change beneficiary(ies) reserved unless specifically requested.

Primary Beneficiary(ies): Last, First Middle   Social Security #  Home Address:  Number & Street, City, State, and Zip  Relationship

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

Secondary Beneficiary(ies): Last, First Middle Social Security #  Home Address:  Number & Street, City, State, and Zip  Relationship

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

--------------------------------------------   -----------------  ----------------------------------------------------  ------------

    SOUTHERN FARM BUREAU LIFE INSURANCE CO., P.O. BOX 140, JACKSON, MS 39205

Form LV400

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5 - CHILDREN TO BE INSURED     (If children's term rider is requested, complete for each child starting with the oldest child.)
====================================================================================================================================
Name of Dependent Child (Last, First  Middle) Sex   Birthdate  Age  Social Security No./Tax ID  Hgt  Wgt Amt. Life Ins. Now In Force

                                              M  F
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Name of Dependent Child (Last, First  Middle) Sex   Birthdate  Age  Social Security No./Tax ID  Hgt  Wgt Amt. Life Ins. Now In Force

                                              M  F
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Name of Dependent Child (Last, First  Middle) Sex   Birthdate  Age  Social Security No./Tax ID  Hgt  Wgt Amt. Life Ins. Now In Force

                                              M  F
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Name of Dependent Child (Last, First  Middle) Sex   Birthdate  Age  Social Security No./Tax ID  Hgt  Wgt Amt. Life Ins. Now In Force

                                              M  F
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====================================================================================================================================
6 - PLAN APPLIED FOR:  ADJUSTABLE PREMIUM  VARIABLE LIFE
====================================================================================================================================
   SPECIFIED AMOUNT  $______________     SCHEDULED PREMIUM  $_____________           ADDITIONAL FIRST YEAR PREMIUM  $_____________

   UNDERWRITING CLASSIFICATION
       Standard Tobacco     Preferred Tobacco   Standard Non-tobacco    Preferred Non-tobacco  Super Preferred Non-tobacco

   ADDITIONAL BENEFITS
       Waiver of Monthly Deductions     Children Term Rider       Other_____________________________________________________________

====================================================================================================================================
7- SPECIAL REQUESTS
====================================================================================================================================

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====================================================================================================================================
8 -REPLACEMENT
====================================================================================================================================

 Does proposed insured have other coverage or contract?                                          Yes    No
   If yes, complete Notice of Replacement Form.
                                                                                                 Yes    No
   Is this intended to be a 1035 Exchange?

====================================================================================================================================
9 - NET PREMIUM PAYMENTS (as described in the prospectus) are to be allocated to the appropriate subaccounts as follows:
====================================================================================================================================
Declared Interest Option          %    Fidelity VIP High Income              %    T. Rowe Price Mid-Cap Growth                   %
                            --------                                   --------                                              ------
Fidelity VIP Growth               %    Fidelity VIP Overseas                 %    T. Rowe Price Limited Term Bond                %
                            --------                                   --------                                              ------
Fidelity VIP Index 500            %    T. Rowe Price Equity Income           %    T. Rowe Price Personal Strategy Balanced       %
                            --------                                   --------   -------------------------------------------------
Fidelity VIP Contrafund           %    T. Rowe Price Prime Reserve           %      TOTAL (must equal 100%)                      %
                            --------                                   --------                                              ------

The policy settle date is the date all administrative and underwriting requirements have been satisfied and sufficient initial premiums have been received. The policy allocation date is the 35th day after the date we print the policy.

Any amounts received before the policy settle date will be placed in a non-interest bearing suspense account until the business day on or next following the policy settle date, at which time net premiums from the suspense account will be allocated to the money market subaccount. However, should the policy settle date occur on or after the policy allocation date, net premiums from the suspense account will be allocated to the subaccounts and the declared interest option in accordance with the net premium allocation percentages shown in the application.

Net premiums received on or after the policy settle date but before the policy allocation date will be allocated to the money market subaccount.

On the business day on or next following the policy allocation date, all of the accumulated value in the money market subaccount will be re-allocated to the subaccounts and the declared interest option in accordance with the net premium allocation percentages shown in the application.

Net premiums received on or after the later of the policy settle date and the policy allocation date will be allocated in accordance with the net premium allocation percentages shown in the application or your most recent written instructions.

====================================================================================================================================
10 - TRANSFER BETWEEN PORTFOLIOS
====================================================================================================================================
I authorize transfers between the subaccounts upon instruction from any person by telephone. If neither box is checked, the
telephone privilege will be provided.     Yes     No

The first 12 transfers in each policy year will be made without charge: subsequent transfers in a policy year will be assessed a transfer charge not to exceed $40.

I acknowledge that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith and in reliance on this authorization.

Form LV400

                                       2
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
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====================================================================================================================================
11 - PREMIUM
====================================================================================================================================
Send Premium Notice to:     Proposed Insured            Owner                       Other______________________________

Premium With Application $_________________

Premium Method:     Annual        Semiannual        Monthly EFT        Monthly      Salary Savings        Monthly PRD        Single
     If method is monthly EFT, attach a voided check.

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS: I have authorized _____________________________ Bank to honor electronic debit entries or drafts on my account by you to cover premium insuring ___________________________. Such debit entries or drafts are to be charged to my account with said bank in the same manner as if they were personally drawn by me.

It is understood that such debit entry or draft shall constitute notice of premium due. Should any debit entry or draft not be paid by said bank for any reason, then it is understood that this method of premium payment shall terminate and that premiums shall be payable annually directly to the Company.

It is also understood that the Company assumes no responsibility for bank charges on these draws.

Bank Name ____________________________                         ______________________________________________
                                                               Signature of Depositor/Premium Payor
Account Number ________________________                        (If corporate Payor, Signature of Appropriate Corporate Officer)

City ___________________________  State ________

Is this bank account already being used for existing policies?        Yes  No
If yes, list policy numbers ___________________________________

====================================================================================================================================
12 - LIFE INSURANCE NOW IN FORCE (include applied for, pending, or awaiting reinstatement on each proposed insured.)
====================================================================================================================================
 Proposed Insured      Name of Insurance Company        Policy Number   Year Issued     Type Plan      Face amount     Accidental
                                                                                                                      Death Amount

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====================================================================================================================================
13 - PERSONAL DOCTOR OR HEALTH CARE PROVIDER   (List information for each proposed insured.)
====================================================================================================================================

 Proposed Insured    Physician's Full Name, Address, Telephone Number, Date Last Consulted, Treatment Received and Specialty

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====================================================================================================================================
14 - FAMILY RECORD   (Complete history including age & health status or age & cause of death for each proposed insured's mother, father, brothers and sisters. Please use separate sheet if additional space is needed.)
====================================================================================================================================
Person            Relative      If Living               If Dead                           If Living              If Dead
                               Age   Health  Age    Year    Cause of Death              Age   Health   Age   Year     Cause of Death
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Proposed Insured  Mother                                                    Brothers
                  ------------------------------------------------------------------------------------------------------------------
                  Father                                                    Sisters
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                  Mother                                                    Brothers
                  ------------------------------------------------------------------------------------------------------------------
                  Father                                                    Sisters
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                  Mother                                                    Brothers
                  ------------------------------------------------------------------------------------------------------------------
                  Father                                                    Sisters
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

Form LV400

                                       3
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                           THIS PAGE IS NOT COMPLETED IF THE INSURED IS UNDER THE AGE OF 15.

====================================================================================================================================
15 - MILITARY
====================================================================================================================================
Do you have any present membership, or have you contemplated membership, in the Armed Forces, Reserves, or National Guard?
If yes, complete the Military questionnaire.                                                                      Yes        No

====================================================================================================================================
16 - AVIATION
====================================================================================================================================
Has any proposed insured ever flown or does any proposed insured plan to fly in the next 24 months as a pilot, crew member, student,
or in any capacity other than as a fare paying passenger? If yes, complete the Aviation questionnaire.            Yes        No

====================================================================================================================================
17 - TOBACCO USE (Please list details for each "Yes" answer in the space provided below for each proposed insured.)
====================================================================================================================================
Have you smoked one or more cigarettes in the last 12 months?                                                     Yes        No

Have you used any form of tobacco in the past 12 months?                                                          Yes        No

Have you used any form of tobacco in the past 24 months?                                                          Yes        No

Have you ever used any form of tobacco?                                                                           Yes        No

Do you use nicotine gum, nicotine patch or other form of nicotine?                                                Yes        No

GIVE COMPLETE DETAILS FOR EVERY YES ANSWER NOTED ON THE ABOVE QUESTION.
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   Proposed Insured                                  Type                   Average Daily Usage                Date Last Used
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====================================================================================================================================
18 - AVOCATION
====================================================================================================================================
Has any proposed insured ever participated in or have plans to participate in (within the next 12 months) any of the following or
similar activities:                                                                                               Yes        No

Check all that apply and complete the necessary supplemental questionnaire.
             Vehicle Racing                Parasailing                         Hang Gliding                  Rodeo
             Skydiving                     Scuba Diving                        Ballooning                    Other______________

====================================================================================================================================
19 - OTHER/DRIVING HISTORY
====================================================================================================================================
Within the last three years, has any Proposed Insured been convicted of two or more moving violations? If yes, please provide
details as indicated below.                                                                                       Yes        No

Within the last ten years, has any Proposed Insured been convicted of Driving While Intoxicated, Driving Under the Influence, or
reckless driving, or had a driver's license suspended or revoked? If yes, please provide details as indicated below.
                                                                                                                  Yes        No

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 Proposed Insured                    Date                              Violation Type                Details (Speed, Length of
                                                                                                     suspension / revocation, etc.)
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THE FOLLOWING QUESTIONS MUST BE COMPLETED IN ALL CASES WITH RESPECT TO ALL PERSONS PROPOSED FOR INSURANCE:        YES        NO
------------------------------------------------------------------------------------------------------------------------------------
1. In the last 7 years, have you filed or are you currently contemplating filing bankruptcy?
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2. Have you ever been convicted of or arrested for a felony?
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Give details for yes answers:

====================================================================================================================================
20 - FINANCIAL INFORMATION
====================================================================================================================================
Net Worth (assets minus liabilities)  ______________________________               Annual Earned Income______________________

The Financial Statement must be completed in those cases where the specified amount exceeds $1,000,000, or where the total amount of insurance, including this application, is $5,000,000 or more.

Form LV400

                                       4
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====================================================================================================================================
21 - STATEMENT OF HEALTH
====================================================================================================================================
COMPLETE THE FOLLOWING QUESTIONS WITH RESPECT TO ALL PERSONS PROPOSED FOR INSURANCE:                              YES        NO
------------------------------------------------------------------------------------------------------------------------------------
A.       Have you ever been declined, postponed, or charged an extra premium for life insurance or received disability benefits?
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B.       Have you ever had or been treated for an immune deficiency disorder, AIDS, the AIDS related complex (ARC) or had test results indicating exposure to the HIV virus?
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C.       In the past 10 years,
         1) have you been intoxicated, sought or received advice or treatment for use of alcohol?
------------------------------------------------------------------------------------------------------------------------------------
         2) have you used barbiturates, sedatives, tranquilizers, amphetamines, or any narcotic or addictive drugs, whether prescribed or not?
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         3) have you used heroin, morphine, cocaine, LSD, marijuana, or any other such drug, whether prescribed or not?
------------------------------------------------------------------------------------------------------------------------------------
D.       In the past 10 years, have you had or been treated by a physician or consulted with a health advisor for any of the following:
         1) mental or nervous disorder, convulsive disorder or any disease of the brain or nervous system?
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         2) asthma, emphysema, tuberculosis, or any disease or disorder of the lungs or respiratory system?
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         3) high blood pressure, chest pain, shortness of breath, heart murmur, or any disease or disorder of the heart or blood vessels?
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         4) any disease or disorder of the stomach, intestines, rectum, liver, pancreas, or gall bladder?
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         5) any disease or disorder of the kidneys or bladder, or any disease of the prostate, reproductive organs or complications of pregnancy?
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         6) gout, arthritis, or any disorder of the back, spine, bones, joints, or muscles?
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         7) diabetes, cancer, or tumor or ulcer of any kind, or venereal disease?
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         8) any disorder of the eyes, ears, nose or throat?
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         9) leukemia, anemia, or any disease or disorder of the blood or lymph glands?
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E.       In the past 5 years, have you, for any reason not previously explained, had treatment or a test at any medical facility?
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F.       In the past 2 years, have you gained or lost more than 10 pounds of weight?
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G.       Are you currently afflicted with any abnormality, deformity, disease, or disorder of any kind?
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H.       Are you currently receiving treatment, taking medication or contemplating surgery?
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I.       Have your parents, brothers, or sisters ever had: heart disease; cancer; diabetes; mental illness; or committed suicide?
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GIVE COMPLETE DETAILS FOR EVERY YES ANSWER NOTED ON THE ABOVE QUESTIONS.
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Question     Person     Details (including name, address, phone number, reason for treatment and dates of each physician consulted)

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

Form LV400

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====================================================================================================================================
22 - AGREEMENT
====================================================================================================================================
We, the undersigned, state that all statements and answers in this application are complete and true, to the best of our knowledge and belief.  We also agree as follows:

1. This application will include: (a) Application  Questions;  (b) Statement to Medical Examiner, if required by the Company's rules; and (c) any supplements. This application, with any policy issued as a result of this application, will form the entire contract of insurance.

2. Any insurance issued by the Company as a result of this application will not be effective until: (a) a policy is delivered while the persons proposed for insurance are alive and a risk insurable; and (b) the full first premium for that policy is paid. An earlier Effective Date will apply only as specified in the conditional receipt with the same number as this application.

3. No statement made to or by, and no knowledge on the part of: (a) any agent; (b) any medical examiner; or (c) any other person;
   as to facts about any persons proposed for insurance shall be construed as having been made to or brought to the attention of the
   Company, unless stated in this application.

4. Only an Officer of the Company may make, modify, or discharge any insurance contract on its behalf. NO AGENT OR MEDICAL EXAMINER
   HAS THE AUTHORITY TO: (A) ACCEPT RISKS; (B) DETERMINE INSURABILITY; (C) MAKE OR MODIFY ANY CONTRACTUAL PROVISION; OR (D) WAIVE
   ANY OF THE COMPANY'S RIGHTS OR REQUIREMENTS.

5. The Company may amend this application by endorsement. Such an endorsement will be used to: (a) correct apparent errors or omissions; and (b) conform the application to any policy that may be issued. Any amendments will be deemed to be approved by the undersigned if and when such a policy is accepted. Where required by law or insurance department regulation, changes in the following will need the written consent of the Proposed Insured: (a) the plan or amount of insurance; (b) the premium; (c) the risk class; or (d) the benefits.

I/We acknowledge receipt of a current prospectus. I/We understand that all payments and values provided by the contract may vary as to dollar amount to the extent they are based on the investment experience of the selected portfolio(s). The accumulation values under the variable accumulation provisions of the contract being applied for are variable and are not guaranteed as to fixed dollar amounts.

We attest all applicants have read, or had read to them, the completed application. We realize that any false statements or misrepresentations which would affect the acceptance of the risk or hazard assumed may result in loss of coverage, subject to the
Incontestability Provision of the policy. We state that all Proposed Insureds (parent or guardian if Proposed Insured is a minor)
have received and read a copy of the "Notice to Proposed Insured" regarding: (a) investigative consumer reports; (b) information which may be obtained from and released to the Medical Information Bureau; and (c) conditional receipt.

The Owner of this policy hereby certifies the following: Under Federal law, I am required to supply, and Southern Farm Bureau Life
Insurance Company is required to obtain, my social security or taxpayer identification number. Penalties for failure to supply such a number include withholding a portion of interest otherwise payable to me. I hereby certify or affirm (under penalty of perjury as provided under federal law) that the social security number or taxpayer identification number I am providing is correct and I am not currently subject to backup withholding.

====================================================================================================================================
23 - AUTHORIZATION
====================================================================================================================================
By this form, I authorize any licensed physician, medical practitioner, clinic, hospital, or other medical or medically related facility, the Veterans Administration, the Medical Information Bureau, an employer, or other consumer reporting agency, any person, organization or other institution or other insurance companies that have records or knowledge about me or my children who are to be insured to give this information to Southern Farm Bureau Life Insurance Company or its reinsurers. This information may be about:(a)
employment; (b) occupation; (c) income; (d) avocation; (e) other insurance coverage; (f) driving record; (G) age; (h) any medical history, condition, care or advice relative to the proposed insured's physical or mental health; and (i) other personal characteristics. This authorization extends to information on the use of alcohol, drugs and tobacco; the diagnosis or treatment of
HIV (AIDS virus) infection or other sexually transmitted disease; and the diagnosis and treatment of mental illness.

I understand that this information will be used by Southern Farm Bureau Life Insurance Company or its representatives in the evaluation of this application to determine eligibility for insurance. Southern Farm Bureau Life Insurance Company or its
representatives may also release this information about me or my children to its reinsurers, to the Medical Information Bureau, or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as permitted by law or as I further authorize.

I agree that this authorization is valid for 2-1/2 years from the date signed. I understand that I have the right to receive a copy of this authorization upon request. I agree that a copy of this authorization is as valid as the original.

====================================================================================================================================
24 - SIGNATURES
====================================================================================================================================
THE SIGNATURES BELOW INDICATE ACCEPTANCE OF THE "AGREEMENT" AND "AUTHORIZATION" SECTIONS ABOVE. PLEASE READ THESE SECTIONS
CAREFULLY.

Dated at _________________________________________

                                                              _____________________________________________________________
this _____ day of ____________________ Year ______            Signature of Proposed Insured (not required if a minor)
Witnessed:

__________________________________________________            _____________________________________________________________
Agent                                                         Signature of Owner if other than Proposed Insured
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HOME OFFICE ENDORSEMENTS  (Home Office Use Only)
   Home Office Endorsement Form 1080 is attached.  |_| Yes        |_|  No

Form LV400

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
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====================================================================================================================================
25 - SUITABILITY  Must be completed by Owner or Other Person Providing Funds for Product.
====================================================================================================================================

                                                                       ============================================================
                                                                       Annual Income                     Estimated Net Worth
                                                                      -------------------------------------------------------------
Occupation ________________________________________________            $ 25,000 -  49,999                 (exclude car & home)
(If retired, student, housewife, or other, please indicate)            $ 50,000 -  99,999                   $ 25,000 - 49,999
                                                                       $100,000 - 149,999                   $ 50,000 - 74,999
Employer __________________________________________________            $150,000 - 199,999                   $ 75,000 - 99,999
                                                                       $200,000 and over                    $100,000 -149,999
Address ___________________________________________________                                                 $150,000 -199,999
                                                                                                            $200,000 -249,999
City ______________________  State _______   Zip __________                                                 $250,000 and over
                                                                       ============================================================
Estimated Liquid Net Worth (cash & cash equivalent) ____________________

Age  ________

Federal Tax Bracket:                                               Total Household Income ________________________

   0-15%                    16-28%                  29%+           Tax Filing Status:   Single             Joint         Partnership
Number of Dependents  ________                                                          Corporation        Non Taxable   Trust
                                                                                        Head of Household  Other  __________________

Financial Objectives:  Check all that apply.

       Preservation of Capital            Income           Income /Growth           Long Term Growth   Maximum Capital Appreciation

Source of Funds:  Check all that apply.

       CDs/Saving Acct.          Sale of Real or Personal Property              Current Income             Investments
       Mutual Funds*             Policy Cash Value, Dividend or Loan*           Policy Surrender *         Variable Annuity *
       Stocks /Bonds             Fixed Annuity *                                Retirement Plans *         Universal Life *
       Variable Life *           Other ___________

*A "Client Disclosure Switch Form" must be completed and submitted with this application.

Time Horizon:
         Short Term (LESS THAN 8 years)           Medium Term (8 to 12 years)     Long Term (GREATER THAN 12 years)

Prior Investment Experience:
    Years of Experience    __________

    Investment Vehicles:  Check all that apply.
         Annuities     Stocks    Bonds      CD      Options/Futures    Mutual Funds    Limited Partnerships    Other _________

Risk Tolerance:  Check one.
         1 - Conservative   2 - Conservative to Moderate    3 - Moderate    4 - Moderate to Aggressive   5 - Aggressive
                                          _____  Total Points - Keys to Investing

Current Need for Life Insurance
        1. Is there a current need for Life Insurance?                                                         Yes         No
        2. Does the Policyowner/Insured understand that Variable Universal Life is a Life Insurance policy?    Yes         No
Premiums
        1. Does the policyowner/insured understand that the cash value and the benefits provided under the policy vary, depending upon the investment experience of the subaccounts, and that a decrease
           in cash value may cause a lapse in the policy and a loss of life insurance coverage?                Yes         No
        2. Can you afford the premiums likely needed to keep this policy in force?                             Yes         No


Dated at _________________________________________ this _____ day of _______________________________  Year _______

Witnessed by:____________________________                            ______________________________________________________________
             Signature of Agent                                      Signature of Owner or Other Person Providing Funds for Product

             _________                                               ______________________________________________________________
             Owner/Other Person initial if an illustration           Signature of Principal
             was demonstrated or provided

Form LV400

====================================================================================================================================
26 - REGISTERED REPRESENTATIVE INFORMATION
====================================================================================================================================
I know of no other existing life insurance or annuity that will be replaced by this contract except as outlined in the replacement question above.

-------------------------------------------------------------       ------------------------------        --------------------------
Agent/Broker/Registered Representative                              Phone                                 Date
                                          ------ ----- ------

-----------------------------             ------ ----- ------       ----------------------------------------------------------------
Agent Number                              County Code               Branch or Agency Address

-------------------------------------------------------------       ----------------------------------------------------------------
Registered Representative Signature                                 City                      State                     Zip

Form LV400

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
====================================================================================================================================
COMPANY'S COPY OF THE CONDITIONAL RECEIPT
====================================================================================================================================
SOUTHERN FARM BUREAU LIFE INSURANCE CO., P. 0. BOX 140, JACKSON, MS 39205

ALL PREMIUM CHECKS MUST BE PAYABLE TO SOUTHERN FARM BUREAU LIFE INSURANCE
COMPANY; DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

Received $ _________ from _____________________________ in connection with the application for life insurance, including any riders for which application has been made.

1.  NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY UNLESS AND UNTIL EACH AND EVERY ONE OF THE FOLLOWING
    CONDITIONS HAVE BEEN FULFILLED EXACTLY:

   (a) IF THE PROPOSED INSURED(S) IS/ARE A TOBACCO USER, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy;

   (b) IF THE PROPOSED INSURED(S) IS/ARE NOT A TOBACCO USER, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy;

   (c) all medical examinations, tests, x-rays, and electrocardiograms required by the Company must be completed and received at its
       Home Office within 60 days from the date of completion of the application;

   (d) on the Effective Date, as defined below, the Company at its Home Office must be satisfied that each person proposed for insurance in this application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rate under its rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements.

   (e) on the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of each person proposed for insurance must be as stated in the application.

2.  Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the
    Effective Date. "Effective Date", as used herein, is the latest of: (a) the date of completion of the application questions, or
    (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or (c)
    the date of issue, if any, requested in the application.

3.  The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $250,000 of life insurance.

4.  If one or more of the conditions of paragraph 1 have not been fulfilled exactly, there shall be no liability on the part of the
    Company except to return the applicable payment in exchange for this Receipt.

5.  NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS
    CONDITIONAL RECEIPT.


Dated at  ____________________________________________                 __________________________________________________
                                                                                      Signature of Agent
this  _____ day of _________________________ Year________

I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in the application have been explained to me fully by the agent and
I understand them.

                                                                       __________________________________________________
                                                                                      Signature of Applicant

Form LV400

====================================================================================================================================
AGENT'S CERTIFICATE (TO BE COMPLETELY FILLED OUT AND SIGNED BY THE AGENT IN ALL APPLICATIONS)
====================================================================================================================================
1.   Does the proposed insured have other coverage or contract?       Yes       NO
     If Yes, give full details in separate letter and comply with any Insurance Department replacement regulation of your State.

2.   How long have you known the Proposed Insured (Owner if Proposed Insured is under age 15)?  ___________
     How well? ____________________

3.   Did you solicit the application?       Yes       No
     If No, give reason.     ___________________________________________________________________

4.   Did you see all persons proposed for insurance when the application was completed?        Yes        No
     If No, give reason.  ____________________________________________________

5.   Is any person proposed for insurance related to you?        Yes       No
     If Yes, give relationship.   _________________________________________________

6.   Give maiden name of any woman proposed for insurance who has married in past 5 years.______________________________________

7.   If Proposed Insured is under age 15:
     a.  Does the child appear to be in good health?       Yes         No
     b.  How long have you known the child?  ___________ yrs.   ________________ mos.
     c.  How many brothers and sisters does the child have?  ________  brothers  __________  sisters
     d.  Are all brothers and sisters insured?       Yes       No     (If No, give reasons) __________________________

8.   Complete the following if a corporation or a business associate is to be the Beneficiary or the Owner.
     a.  Worth of business $ ____________
     b.  Proposed Insured's interest: Value $  _________________, Percent Owned __________ %
     c.  Proposed Insured's compensation: Salary $  ________________  Bonus $  ________________  Other $ ________________
     d.  Employer's Tax I.D. No. ____________________________________________
     e.  Names of other officers or partners and amount of insurance the business carries on their lives.
         (if any not insured, give explanation)

     ------------------------------------------------------------------------------------------------------------------------
                                                  Value of        Percent         Amount                 Amount Now
                      Name                    Business interest    Owned        Now Carried             Applied For
     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

9.   Are you aware of anything about the health, habits, hobbies, environment, or way of life which might
     affect the insurability of any person proposed for insurance?       Yes       No
     If Yes, explain fully.

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

10.  Are you having the Proposed Insured medically examined?       Yes       No
     If Yes, give name, address, & telephone # of doctor or paramedical facility

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

11.  Personal references of Proposed Insured (Name and address)

     ------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------

12.  Did you truly and accurately record on this application the information supplied by all persons proposed for insurance and by the Owner?
       Yes    No

Farm Bureau Membership Information:


----------------------------      ----------------------     ----------------------------         ------------------------------
Member #                          Member Name                Relationship to Member               Date Membership Expires


----------------------------      ----------------------     -------------------------------------------------------------------
Agent Number                      County Code                Agent's Signature

Form LV400

====================================================================================================================================
OWNER'S COPY OF THE CONDITIONAL RECEIPT
====================================================================================================================================
SOUTHERN FARM BUREAU LIFE INSURANCE CO., P. 0. BOX 140, JACKSON, MS 39205

ALL PREMIUM CHECKS MUST BE PAYABLE TO SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY; DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE
THE PAYEE BLANK.

Received $ _________ from _____________________________ in connection with the application for life insurance, including any riders for which application has been made.

1.  NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY UNLESS AND UNTIL EACH AND EVERY ONE OF THE FOLLOWING
    CONDITIONS HAVE BEEN FULFILLED EXACTLY:

    (a) IF THE PROPOSED INSURED(S) IS/ARE A TOBACCO USER, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy;

    (b) IF THE PROPOSED INSURED(S) IS/ARE NOT A TOBACCO USER, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy;

    (c) all medical examinations, tests, x-rays, and electrocardiograms required by the Company must be completed and received at its Home Office within 60 days from the date of completion of the application;

    (d) on the Effective Date, as defined below, the Company at its Home Office must be satisfied that each person proposed for insurance in this application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rate under its rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements.

    (e) on the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of each person proposed for insurance must be as stated in the application.

2.  Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the
    Effective Date. "Effective Date", as used herein, is the latest of: (a) the date of completion of the application questions, or (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or
    (c) the date  of issue, if any, requested in the application.

3.  The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $250,000 of life insurance.

4.  If one or more of the conditions of paragraph 1 have not been fulfilled exactly, there shall be no liability on the part of the
    Company except to return the applicable payment in exchange for this Receipt.

5.  NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS
    CONDITIONAL RECEIPT.

Dated at  ____________________________________________                      ________________________________________________

                                                                            Signature of Agent
this  _____ day of _________________________ Year________

I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in the application have been explained to me fully by the agent and
I understand them.

                                                                            ________________________________________________
                                                                            Signature of Applicant

====================================================================================================================================
NOTICE TO PROPOSED INSURED INVESTIGATIVE CONSUMER REPORTS
====================================================================================================================================
In compliance with the provisions of the Fair Credit Reporting Act, this notice is to inform you that in connection with your application for insurance an investigative consumer report may be prepared. Such a report includes information as to the consumer's character, general reputation, personal characteristics, and mode of living, and is obtained through personal interviews with friends, neighbors and associates of the consumer. Upon written request, a complete and accurate disclosure of the nature and scope of the report, if one is made, will be provided.


                                                                                SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                                                                Post Office Box 140
                                                                                Jackson, Mississippi 39205

            THIS PAGE MUST BE DELIVERED TO THE PROPOSED INSURED (PARENT OR GUARDIAN IF PROPOSED INSURED IS A MINOR)

Form LV400

====================================================================================================================================
AGREEMENT
====================================================================================================================================
We, the undersigned, state that all statements and answers in this application are complete and true, to the best of our knowledge and belief. We also agree as follows:

1. This application will include: (a) Application  Questions;  (b) Statement to Medical Examiner, if required by the Company's rules; and (c) any supplements.  This application,  with any policy issued as a result of this application, will form the entire contract of insurance.

2. Any insurance issued by the Company as a result of this application will not be effective until: (a) a policy is delivered while the persons proposed for insurance are alive and a risk insurable; and (b) the full first premium for that policy is paid. An earlier Effective Date will apply only as specified in the conditional receipt with the same number as this application.

3. No statement made to or by, and no knowledge on the part of: (a) any agent; (b) any medical examiner; or (c) any other person; as to facts about any persons proposed for insurance shall be construed as having been made to or brought to the attention of the
   Company, unless stated in this application.

4. Only an Officer of the Company may make, modify, or discharge any insurance contract on its behalf. NO AGENT OR MEDICAL EXAMINER
   HAS THE AUTHORITY TO: (A) ACCEPT RISKS; (B) DETERMINE INSURABILITY; (C) MAKE OR MODIFY ANY CONTRACTUAL PROVISION; OR (D) WAIVE
   ANY OF THE COMPANY'S RIGHTS OR REQUIREMENTS.

5. The Company may amend this application by endorsement. Such an endorsement will be used to: (a) correct apparent errors or omissions; and (b) conform the application to any policy that may be issued. Any amendments will be deemed to be approved by the undersigned if and when such a policy is accepted. Where required by law or insurance department regulation, changes in the following will need the written consent of the Proposed Insured: (a) the plan or amount of insurance; (b) the premium; (c) the risk class; or (d) the benefits.

I/We acknowledge receipt of a current prospectus. I/We understand that all payments and values provided by the contract may vary as to dollar amount to the extent they are based on the investment experience of the selected portfolio(s). The accumulation values under the variable accumulation provisions of the contract being applied for are variable and are not guaranteed as to fixed dollar amounts.

We attest all applicants have read, or had read to them, the completed application. We realize that any false statements or misrepresentations which would affect the acceptance of the risk or hazard assumed may result in loss of coverage, subject to the
Incontestability Provision of the policy. We state that all Proposed Insureds (parent or guardian if Proposed Insured is a minor)
have received and read a copy of the "Notice to Proposed Insured" regarding: (a) investigative consumer reports; (b) information which may be obtained from and released to the Medical Information Bureau; and (c) conditional receipt.

The Owner of this policy hereby certifies the following: Under Federal law, I am required to supply, and Southern Farm Bureau Life
Insurance Company is required to obtain, my social security or taxpayer identification number. Penalties for failure to supply such a number include withholding a portion of interest otherwise payable to me. I hereby certify or affirm (under penalty of perjury as provided under federal law) that the social security number or taxpayer identification number I am providing is correct and I am not currently subject to backup withholding.

====================================================================================================================================
AUTHORIZATION
====================================================================================================================================
By this form, I authorize any licensed physician, medical practitioner, clinic, hospital, or other medical or medically related facility, the Veterans Administration, the Medical Information Bureau, an employer, or other consumer reporting agency, any person, organization or other institution or other insurance companies that have records or knowledge about me or my children who are to be insured to give this information to Southern Farm Bureau Life Insurance Company or its reinsurers. This information may be about:
(a) employment; (b) occupation; (c) income; (d) avocations; (e) other insurance coverage; (f) driving record; (g) age; (h) any medical history, condition, care or advice relative to the proposed insured's physical or mental health; and (i) other personal characteristics. This authorization extends to information on the use of alcohol, drugs and tobacco; the diagnosis or treatment of
HIV (AIDS virus) infection or other sexually transmitted disease; and the diagnosis and treatment of mental illness.

I understand that this information will be used by Southern Farm Bureau Life Insurance Company or its representatives in the evaluation of this application to determine eligibility for insurance. Southern Farm Bureau Life Insurance Company or its
representatives may also release this information about me or my children to its reinsurers, to the Medical Information Bureau, or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as permitted by law or as I further authorize.

I agree that this authorization is valid for 2-1/2 years from the date signed. I understand that I have the right to receive a copy of this authorization upon request. I agree that a copy of this authorization is as valid as the original.

====================================================================================================================================
IMPORTANT NOTICE
====================================================================================================================================
Information regarding your insurability will be treated as confidential. Southern Farm Bureau Life Insurance Company or its
reinsurers may, however, make a brief report thereon to the Medical Information Bureau (MIB), a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the MIB's information office is Post Office Box 105, Essex Station, Boston,
Massachusetts 02112, telephone number (617) 426-3660. Southern Farm Bureau Life Insurance Company or its reinsurers may also release information in its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

          THIS PAGE MUST BE DELIVERED TO THE PROPOSED INSURED (PARENT OR GUARDIAN IF PROPOSED INSURED IS A MINOR)